                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Jack J. Singer constitutes and appoints John Y. Keffer, David I. Goldstein, Arthur J. Brown and R. Darrel Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Monarch Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                 /s/ Jack J. Singer
                                                 ------------------
                                                   Jack J. Singer


Dated:  October 16, 1992

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Maurice J. DeWald constitutes and appoints John Y. Keffer, David I. Goldstein, Arthur J. Brown and R. Darrel Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Monarch Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                /s/ Maurice J. DeWald
                                                ---------------------
                                                  Maurice J. DeWald


Dated:  October 16, 1992

                              CORE TRUST (DELAWARE)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Monarch Funds, a registered open-end management investment company, to the extent such Registration Statement relates to a series of Monarch Funds which intends to invest in a Portfolio of Core Trust (Delaware), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ Costas Azariadis
                                                  --------------------
                                                    Costas Azariadis


Dated:  August 21, 1995

                              CORE TRUST (DELAWARE)


                                POWER OF ATTORNEY
                   WITH RESPECT TO DAILY ASSETS TREASURY FUND



     KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Monarch Funds, a registered open-end management investment company, to the extent such Registration Statement relates to a series of Monarch Funds which intends to invest in a Portfolio of Core Trust (Delaware), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ James C. Cheng
                                                  ------------------
                                                    James C. Cheng


Dated:  August 21, 1995

                              CORE TRUST (DELAWARE)


                                POWER OF ATTORNEY
                   WITH RESPECT TO DAILY ASSETS TREASURY FUND



     KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints John Y. Keffer, David I. Goldstein, Thomas G. Sheehan, and R. Darrell Mounts and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Monarch Funds, a registered open-end management investment company, to the extent such Registration Statement relates to a series of Monarch Funds which intends to invest in a Portfolio of Core Trust (Delaware), to the extent such signature is required by law or the rules or interpretations of the Securities and Exchange Commission or its staff and then only if such signature is accompanied by language which restricts the effectiveness of such signature for purposes of the Securities Act of 1933 to said Registration Statement, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                  /s/ J. Michael Parish
                                                  ---------------------
                                                    J. Michael Parish


Dated:  August 21, 1995